PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2017
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

12.  PROPERTY, PLANT AND EQUIPMENT

SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES

Carrying value of property, plant and equipment

All mining assets are amortised using the units-of-production method where the mine operating plan calls for production from proved and probable Mineral Reserves.

Mobile and other equipment are depreciated over the shorter of the estimated useful life of the asset or the estimate of mine life based on proved and probable Mineral Reserves.

The calculation of the units-of-production rate of amortisation could be impacted to the extent that actual production in the future is different from current forecast production based on proved and probable Mineral Reserves. This would generally result from the extent that there are significant changes in any of the factors or assumptions used in estimating Mineral Reserves.

These factors could include:

•	Changes in proved and probable Mineral Reserves;
•	Differences between actual commodity prices and commodity price assumptions;
•	Unforeseen operational issues at mine sites;
•	Changes in capital, operating, mining, processing and reclamation costs, discount rates and foreign exchange rates; and
•	Changes in Mineral Reserves could similarly impact the useful lives of assets depreciated on a straight-line basis, where those lives are limited to the life of the mine.

The recoverable amounts of CGUs and individual assets have been determined based on the higher of value-in-use calculations and fair value less cost to sell. These calculations require the use of estimates and assumptions. It is reasonably possible that the gold and PGM price assumptions may change which may then impact the Group estimated life of mine determinant and may then require a material adjustment to the carrying value of property, plant and equipment.

The Group reviews and tests the carrying value of assets when events or changes in circumstances suggest that the carrying amount may not be recoverable by comparing expected future cash flows to these carrying values. Assets are grouped at the lowest level for which identifiable cash flows are largely independent of cash flows of other assets and liabilities. If there are indications that impairment may have occurred, estimates are prepared of expected future cash flows of each group of assets. Expected future cash flows used to determine the value in use and fair value less costs to sell of property, plant and equipment are inherently uncertain and could materially change over time. They are significantly affected by a number of factors including reserves and production estimates, together with economic factors such as spot and future gold and PGM prices, discount rates, foreign currency exchange rates, estimates of costs to produce reserves and future capital expenditure.

Pre-production

The Group assesses the stage of each mine construction project to determine when a mine moves into the production stage. The criteria used to assess the start date are determined based on the unique nature of each mine construction project. The Group considers various relevant criteria to assess when the mine is substantially complete, ready for its intended use and moves into the production stage. Some of the criteria would include, but are not limited to the following:

•	the level of capital expenditure compared to the construction cost estimates;
•	ability to produce metal in saleable form (within specifications); and
•	ability to sustain commercial levels of production of metal.

When a mine construction project moves into the production stage, the capitalisation of certain mine construction costs ceases and costs are expensed, except for capitalisable costs related to mining asset additions or improvements, underground mine development or ore reserve development.

Mineral Reserves estimates

Mineral Reserves are estimates of the amount of product that can be economically and legally extracted from the Group’s properties. In order to calculate the reserves, estimates and assumptions are required about a range of geological, technical and economic factors, including but not limited to quantities, grades, production techniques, recovery rates, production costs, transport costs, commodity demand, commodity prices and exchange rates.

Estimating the quantity and grade of the Mineral Reserves requires the size, shape and depth of orebodies to be determined by analysing geological data such as the logging and assaying of drill samples. This process may require complex and difficult geological judgements and calculations to interpret the data.

The Group is required to determine and report, inter alia, on the Mineral Reserves in accordance with the South African Code for Reporting of Exploration Results, Mineral Resources and Mineral Reserves (SAMREC).

Estimates of Mineral Reserves may change from period to period due to the change in economic assumptions used to estimate Mineral Reserves and due to additional geological data becoming available during the course of operations. Changes in reported proven and probable reserves may affect the Group’s financial results and position in a number of ways, including the following:

•	Asset carrying values may be affected due to changes in estimated cash flows;
•	Depreciation and amortisation charges to profit or loss may change as these are calculated on the units-of production method, or where the useful lives of assets change;
•	Decommissioning site restoration and environmental provisions may change where changes in ore reserves affect expectations about the timing or cost of these activities; and
•	The carrying value of deferred tax assets may change due to changes in estimates of the likely recovery of the tax benefits.

ACCOUNTING POLICY

Mineral and surface rights

Mineral and surface rights are recorded at cost less accumulated amortisation and accumulated impairment losses. When there is little likelihood of a mineral right being exploited, or the carrying amount has exceeded its recoverable amount, impairment is recognised in profit or loss in the year that such determination is made.

Mine development and infrastructure

Mining assets, including mine development and infrastructure costs and mine plant facilities, are recorded at cost less accumulated depreciation and accumulated impairment losses.

These costs which include the purchase price of assets used in the construction of the mine, expenditure incurred to evaluate and develop new ore bodies, to define mineralisation in existing ore bodies and to establish or expand productive capacity, are capitalised until commercial levels of production are achieved, at which times the costs are amortised as set out below.

Development of ore bodies includes the development of shaft systems and waste rock removal that allows access to reserves that are economically recoverable in the future. Subsequent to this, costs are capitalised if the criteria for recognition as an asset are met. Access to individual orebodies exploited by the Group is limited to the time span of the respective mining leases.

Land

Land is shown at cost and is not depreciated.

Other assets

Non-mining assets are recorded at cost less accumulated depreciation and accumulated impairment losses. These assets include the assets of the mining operations not included in mine development and infrastructure, borrowing costs, mineral and surface rights, land and all the assets of the non-mining operations.

Amortisation and depreciation of mining assets

Amortisation and depreciation is determined to give a fair and systematic charge in profit or loss taking into account the nature of a particular ore body and the method of mining that ore body. To achieve this, the following calculation methods are used:

•

Mining assets, including mine development and infrastructure costs, mine plant facilities and evaluation costs, are amortised over the life of the mine using the units-of-production method, based on estimated proved and probable Mineral Reserves above infrastructure.

•	Proved and probable Mineral Reserves reflect estimated quantities of economically recoverable reserves, which can be recovered in future from known mineral deposits.
•	Certain mining plant and equipment included in mine development and infrastructure is depreciated on a straight-line basis over their estimated useful lives.
•	For certain shafts, which have a short life and/or are marginal, the depreciation is accelerated based on an adjustment to the reserves for accounting purposes.

Depreciation of non-mining assets

Non-mining assets are recorded at cost and depreciated on a straight-line basis over their current expected useful lives to their residual values as follows:

•	Vehicles: 5 years
•	Computers: 3 years
•	Furniture and equipment: 1 - 10 years

The assets’ useful lives, depreciation methods and residual values are reassessed at each reporting date and adjusted if appropriate.

Impairment

Recoverability of the carrying values of long-term assets or CGUs of the Group are reviewed whenever events or changes in circumstances indicate that such carrying value may not be recoverable. To determine whether a long-term asset or CGU may be impaired, the higher of value in use (defined as: the present value of future cash flows expected to be derived from an asset or CGU) or fair value less costs to sell (defined as: the price that would be received to sell an asset in an orderly transaction between market participants at the measured rate, less the costs of disposal) is compared to the carrying value of the asset/unit.

A CGU is defined by the Group as the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets. Generally for the Group this represents an individual operating mine, including mines which are part of a larger mine complex. The costs attributable to individual shafts of a mine are impaired if the shaft is closed.

Impairment losses are recognised in profit or loss. Impairment recognised in respect of a CGU is allocated first to goodwill to that particular CGU and thereafter to the individual assets in the CGU.

When any infrastructure is closed down or placed on care and maintenance during the year, any carrying value attributable to that infrastructure is impaired. Expenditure incurred on care and maintenance is recognised in profit or loss.

When the review of the events or changes in circumstances of an asset or CGU that was previously impaired indicate that such historical carrying value is recoverable, the impairment is reversed. The impairment is only reversed to such an amount that the new carrying amount does not exceed the historical carrying amount. Reversal of impairment losses are recognised in profit or loss. Reversal of impairment recognised in respect of a CGU is allocated to the individual assets in the CGU.

Derecognition of property, plant and equipment

Property, plant and equipment is derecognised on disposal or closure of a shaft when no future economic benefits are expected from its use or disposal. Any gain or loss on derecognition of an item of property, plant and equipment (calculated as the net proceeds from disposal and the carrying amount of the item) is recognised in profit or loss.

Exploration and evaluation expenditure

All exploration and evaluation expenditure, prior to obtaining the legal rights to explore a specific area, is recognised in profit or loss. After the legal rights to explore are obtained, exploration and evaluation expenditure, comprising the costs of acquiring prospecting rights and directly attributable exploration expenditure, is capitalised as a separate class of property, plant and equipment or intangible assets, on a project-by-project basis, pending determination of the technical feasibility and commercial viability.

The technical feasibility and commercial viability of extracting a mineral resource is generally considered to be determinable through a feasibility study and when proven reserves are determinable to exist. Upon determination of proven reserves, exploration and evaluation assets attributable to those reserves are first tested for impairment and then reclassified from exploration and evaluation assets to another appropriate class of property, plant and equipment. Subsequently, all cost directly incurred to prepare an identified mineral asset for production is capitalised to mine development assets. Amortisation of these assets commences once these assets are available for use, which is expected to be when the mine is in commercial production. These assets will be measured at cost less accumulated amortisation and impairment losses.

Figures in million - SA rand	Notes	Total	Mine development, infrastructure and other	Land, mineral rights and rehabilitation	Exploration and evaluation assets
31 December 2017
Cost
Balance at beginning of the year		67,689.8	59,904.4	5,714.4	2,071.0
Additions[1]		6,140.6	5,979.1	95.3	66.2
Change in estimates of rehabilitation assets	25	(187.8)	-	(187.8)	-
Disposals		(142.3)	(134.1)	(7.9)	(0.3)
Assets acquired on acquisition of subsidiaries	13.1	29,948.6	11,513.6	17,115.2	1,319.8
Foreign currency translation		(1,728.2)	(733.8)	(921.3)	(73.1)
Balance at end of the year		101,720.7	76,529.2	21,807.9	3,383.6
Accumulated depreciation, amortisation and impairment
Balance at beginning of the year		40,449.1	38,341.9	2,107.2	-
Amortisation and depreciation[1]	4	5,741.6	5,067.6	674.0	-
Impairment	8	4,303.4	1,504.6	1,300.3	1,498.5
Disposals		(111.7)	(534.2)	422.5	-
Foreign currency translation		(106.3)	(71.0)	(33.0)	(2.3)
Balance at end of the year		50,276.1	44,308.9	4,471.0	1,496.2
Carrying value at end of the year		51,444.6	32,220.3	17,336.9	1,887.4

[1] During the year, amortisation and depreciation on assets used in the development of the Burnstone project was capitalised. As a result, additions includes non-cash additions (or amortisation and depreciation capitalised) of R41.8 million.

Figures in million - SA rand	Notes	Total	Mine development, infrastructure and other	Land, mineral rights and rehabilitation	Exploration and evaluation assets
31 December 2016
Cost
Balance at beginning of the year		57,431.7	51,919.9	3,591.5	1,920.3
Additions		4,151.1	4,065.7	3.7	81.7
Change in estimates of rehabilitation assets	25	472.5	-	472.5	-
Disposals		(67.8)	(65.9)	(1.9)	-
Assets acquired on acquisition of subsidiaries	13.2, 13.3	5,702.3	3,984.7	1,648.6	69.0
Balance at end of the year		67,689.8	59,904.4	5,714.4	2,071.0
Accumulated depreciation, amortisation and impairment
Balance at beginning of the year		35,299.3	33,978.1	1,321.2	-
Amortisation and depreciation	4	4,041.9	3,656.7	385.2	-
Impairment	8	1,171.7	770.3	401.4	-
Disposals		(63.8)	(63.2)	(0.6)	-
Balance at end of the year		40,449.1	38,341.9	2,107.2	-
Carrying value at end of the year		27,240.7	21,562.5	3,607.2	2,071.0

Figures in million - SA rand	Notes	Total	Mine development, infrastructure and other	Land, mineral rights and rehabilitation	Exploration and evaluation assets
31 December 2015
Cost
Balance at beginning of the year		54,404.9	48,637.6	3,882.3	1,885.0
Additions		3,344.8	3,303.5	6.0	35.3
Change in estimates of rehabilitation assets	25	(273.4)	-	(273.4)	-
Disposals		(44.6)	(21.2)	(23.4)	-
Balance at end of the year		57,431.7	51,919.9	3,591.5	1,920.3
Accumulated depreciation, amortisation and impairment
Balance at beginning of the year		31,700.9	30,650.2	1,050.7	-
Amortisation and depreciation	4	3,636.6	3,358.4	278.2	-
Disposals		(38.2)	(30.5)	(7.7)	-
Balance at end of the year		35,299.3	33,978.1	1,321.2	-
Carrying value at end of the year		22,132.4	17,941.8	2,270.3	1,920.3